UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2022

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-40471	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, Florida 33316
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBEV	NYSE American LLC
Warrants to purchase shares of common stock	SBEV-WT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2022, the Board of Directors of Splash Beverage Group, Inc. (the “Company”) appointed Ronald Wall to serve as Chief Financial Officer of the Company, effective May 2, 2022.

Mr. Wall, 55, is a collaborative finance executive with expertise leveraging analysis, insights and team approaches, driving organizational improvements, and implementing practices and controls. From 2016 to 2022, Mr. Wall served as the Chief Financial Officer for Americas of William Grant & Sons Inc., a premium spirits company. Previously, Mr. Wall served in various capacities at William Grant & Sons Inc., including Chief Financial Officer for North America, and Chief Financial Officer for the United States of America.

There is no arrangement or understanding between Mr. Wall and any other persons, pursuant to which he was selected as Chief Financial Officer. Mr. Wall has not engaged in any transaction, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. There are no family relationships between Mr. Wall and any director or executive officer of the Company.

Mr. Wall will receive $325,000 annually, with the ability to receive additional compensation bonuses, subject to certain terms and conditions, as compensation for his duties as Chief Financial Officer of the Company. Mr. Wall will serve as Chief Financial Officer until the next meeting of stockholders, or until his earlier death resignation or removal.

In connection with Mr. Wall’s appointment as Chief Financial Officer, former Interim Chief Financial Officer, Fatima Dhalla, will continue with the Company as an independent consultant.

Item 7.01 Regulation FD Disclosure

On April 19, 2022, the Company issued a press release announcing the appointment of Mr. Wall as Chief Financial Officer.

A copy of the above-mentioned press release is attached herewith as Exhibit 99.1.

Item 9.01 Exhibits

Exhibit No.	Description

99.1	Press Release dated April 19, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPLASH BEVERAGE GROUP, INC.

Dated: April 19, 2022	By:	/s/ Robert Nistico
	Name:	Robert Nistico
	Title:	Chief Executive Officer